Exhibit 10.20

                FIFTH AMENDED AND RESTATED JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

This Fifth Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated:      May 3, 2007

                     [remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    Flag Luxury Riv, LLC

                                    By:   /s/  Paul Kanavos
                                          ------------------------------
                                    Name: Paul Kanavos
                                    Title: President

                                    Flag Luxury Properties, LLC

                                    By:   /s/  Paul Kanavos
                                          ------------------------------
                                    Name: Paul Kanavos
                                    Title: President

                                    MJX Flag Associates, LLC

                                    By:   /s/  Robert Sillerman
                                          ------------------------------
                                    Name: Member
                                    Title: Robert Sillerman

                                    RH1, LLC

                                    By:   Flag Leisure Group, LLC
                                          Its sole member

                                          By:   /s/  Paul Kanavos
                                                ------------------------------
                                          Name: Paul Kanavos
                                          Title: President

                                    Flag Leisure Group, LLC

                                    By:   /s/  Paul Kanavos
                                          ------------------------------
                                    Name: Paul Kanavos
                                    Title: President

                                    MJX Real Estate Ventures, LLC

                                    By:   /s/  Robert Sillerman
                                          ------------------------------
                                    Name: Robert Sillerman
                                    Title: Member

                                    LMN 134 Family Company LLC

                                    By:   /s/  Mitchell J. Nelson
                                          ------------------------------
                                    Name: Mitchell J. Nelson
                                    Title: Managing Member

                                    Mitchell J. Nelson

                                    /s/  Mitchell J. Nelson
                                    ------------------------------------

                                    Robert Sillerman

                                    /s/  Robert Sillerman
                                    ------------------------------------

                                    Paul Kanavos

                                    /s/  Paul Kanavos
                                    ------------------------------------

                                    Brett Torino

                                    /s/  Brett Torino
                                    ------------------------------------

                                    ONIROT Living Trust dated 06/20/2000

                                    By: /s/  Brett Torino
                                    ------------------------------------
                                    Name:  Brett Torino
                                    Title:  Trustee

                                   Rivacq LLC

                                   By: SOF U.S. Hotel Co-Invest Holdings,
                                       L.L.C.

                                       By: SOF-VII U.S. Hotel Holdings, L.L.C.

                                          By:   /s/  Barry S. Sternlicht
                                              ----------------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer

                                       By: I-1/I-2 U.S. Holdings, L.L.C.

                                          By:   /s/  Barry S. Sternlicht
                                              ----------------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer

                                    SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                                    By: SOF-VII U.S. Hotel Holdings, L.L.C.

                                       By:   /s/  Barry S. Sternlicht
                                           ----------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer

                                    By: I-1/I-2 U.S. Holdings, L.L.C.

                                       By:   /s/  Barry S. Sternlicht
                                           ----------------------------------
                                       Name: Barry S. Sternlicht
                                       Title: Chief Executive Officer

                                    SOF-VII U.S. Hotel Holdings, L.L.C.

                                    By:   /s/  Barry S. Sternlicht
                                        ----------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer

                                    I-1/I-2 U.S. Holdings, L.L.C.

                                    By:   /s/  Barry S. Sternlicht
                                        ----------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer

                                    Starwood Global Opportunity Fund VII-A, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------
                                        Its general partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                        Its General manager

                                               By: /s/  Barry S. Sternlicht
                                                   -----------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer

                                    Starwood Global Opportunity Fund VII-B, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------
                                    Its general partner

                                       By: Starwood Capital Group Global, L.L.C.
                                        Its General manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer

                                    Starwood U.S. Opportunity Fund VII-D, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        Its general partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                        Its General manager

                                               By: /s/ Barry S. Sternlicht
                                                  ------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer

                                    Starwood U.S. Opportunity Fund VII-D-2, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        Its general partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            Its General manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer

                                    Starwood Capital Hospitality Fund I 1,L.P.

                                    By: SCG Hotel Management, L.L.C.
                                        Its general partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                        Its General manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name: Barry S. Sternlicht
                                               Title: Chief Executive Officer

                                    Starwood Capital Hospitality Fund I-2, L.P.

                                    By: SCG Hotel Management, L.L.C.
                                        Its general partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                        Its General manager

                                              By: /s/  Barry S. Sternlicht
                                                 -------------------------------
                                              Name: Barry S. Sternlicht
                                              Title: Chief Executive Officer

                                    SOF-VII Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                        Its General manager

                                        By: /s/  Barry S. Sternlicht
                                           -------------------------------------
                                        Name: Barry S. Sternlicht
                                        Title: Chief Executive Officer

                                    SCG Hotel Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                        Its General manager

                                        By: /s/  Barry S. Sternlicht
                                           -------------------------------------
                                        Name: Barry S. Sternlicht
                                        Title: Chief Executive Officer

                                    Starwood Capital Group Global, LLC

                                    By:   /s/  Barry S. Sternlicht
                                        ----------------------------------------
                                    Name: Barry S. Sternlicht
                                    Title: Chief Executive Officer

                                    Barry S. Sternlicht

                                    /s/  Barry S. Sternlicht
                                    ------------------------------------------